                                                                  EXHIBIT 10.29

                             THREE PARTY AGREEMENT

     This agreement ("Agreement") is entered into as of June 12, 1995, by and among REPUBLIC FACTORS CORP. ( "REPUBLIC" ) , YES CLOTHING CO. ("YES"), and GEORGES MARCIANO ("MARCIANO").

     WHEREAS, REPUBLIC and YES are parties to a factoring agreement (the "Factoring Agreement") whereby REPUBLIC has advanced and continues to advance monies to YES, the repayment of which advances is secured by a security interest in certain assets of YES granted by YES to REPUBLIC; and

     WHEREAS, YES has requested REPUBLIC to advance certain sums (the "overadvances") in excess of amounts to which YES is entitled under the terms of the Factoring Agreement; and

     WHEREAS, REPUBLIC is willing to provide YES with the Overadvances, in its discretion and in accordance with the Factoring Agreement, if YES or a third party provides a letter of credit in favor of REPUBLIC to support additional extensions of credit; and

     WHEREAS, MARCIANO and his affiliates are shareholders of YES; and

     WHEREAS, MARCIANO is willing to provide a letter of credit in favor of REPUBLIC to support the Overadvances to YES, provided that YES and REPUBLIC agree that any sums drawn under such letter of credit benefit from and succeed to the security supporting the Factoring Agreement, subject only to the prior rights of REPUBLIC in and to such security;

     NOW, THEREFORE, in consideration of the premises and mutual covenants contained herein, and intending to be legally bound, the parties agree as follows:

     1.  Letter of Credit. MARCIANO shall deliver to REPUBLIC a letter of credit
         -----------------
in favor of REPUBLIC in the face amount of One Million Dollars ($1,000,000.00) in the form attached hereto as Exhibit "A" (the "Letter of Credit").

     2.  Draws. REPUBLIC shall be entitled to make draws against the Letter of
         ------
Credit, for the period and on the terms set forth in the Letter of Credit, to reimburse REPUBLIC for indebtedness liabilities, or other obligations owing by YES to REPUBLIC under or in connection with the Factoring Agreement.

     3.  Repayment of Draws, Expense.    YES agrees to repay on demand to
         ---------------------------
MARCIANO any and all amounts disbursed by MARCIANO, without duplication, in connection with the establishment, maintenance or draw on or under the Letter of Credit.

     4.  Security. To the extent that REPUBLIC should make any draws against the
         ----------
Letter of Credit, MARCIANO shall be subrogated to and shall benefit from any and all security held by REPUBLIC for the repayment of indebtedness of YES and, subject to the prior right of repayment of REPUBLIC, MARCIANO shall stand in the place of REPUBLIC with respect to such security; provided, that MARCIANO's
                                                 --------
subrogation rights with respect to security held by REPUBLIC for the repayment of indebtedness shall only be enforceable after, and shall be subordinate to, the repayment in full of all obligations and indebtedness of YES to REPUBLIC.

     5.  No Guaranty.    Neither this Agreement nor the Letter of Credit shall
         -----------
constitute or imply any guaranty, representation or other commitment on the part of MARCIANO and nothing contained in this Agreement shall require MARCIANO to review, replace or supplement the Letter of Credit or otherwise accommodate YES or REPUBLIC in any way.

     6.  Other Documents. Each party agrees to perform any further acts and to
         ---------------
execute, deliver and record any other documents which may be reasonably necessary to effect the provisions of this Agreement.

     7.  Waiver of Jury. EACH OF THE REPUBLIC, YES AND MARCIANO HEREBY WAIVES
         --------------
THE RIGHT TO TRIAL BY JURY IN ANY ACTION, CLAIM, LAWSUIT OR PROCEEDING IN WHICH REPUBLIC IS A PARTY (OTHER THAN A NOMINAL PARTY AGAINST WHICH NO RELIEF IS SOUGHT) BASED UPON, ARISING OUT OF, OR IN ANY WAY RELATING TO (I) THIS AGREEMENT OR ANY SUPPLEMENT OR AMENDMENT THERETO, OR (II) ANY OTHER PRESENT INSTRUMENT OR AGREEMENT BETWEEN SUCH PARTIES OR (III) ANY FUTURE INSTRUMENT OR AGREEMENT BETWEEN SUCH PARTIES INCORPORATING THIS WAIVER, OR (IV) ANY BREACH, CONDUCT, ACTS OR OMISSIONS OR REPUBLIC, YES OR MARCIANO OR ANY OF THEIR RESPECTIVE DIRECTORS, OFFICERS, EMPLOYEES, AGENTS, ATTORNEYS OR ANY OTHER PERSON AFFILIATED WITH OR REPRESENTING REPUBLIC, YES OR MARCIANO; IN EACH OF THE FOREGOING CASES, WHETHER SOUNDING IN CONTRACT OR TORT OR OTHERWISE.

         As a material part of the consideration to the parties for entering into this Agreement, each of YES and MARCIANO (i) agrees that, at the option of REPUBLIC, all actions and proceedings based upon, arising out of or relating in any way directly or indirectly to this Agreement shall be litigated exclusively in courts located within Los Angeles County, California, (ii) consents to the jurisdiction of any such court and consent to the service of process in any such action or proceeding by personal delivery, first class mail, or any other method permitted by law, and (iii) waives any and all rights to transfer or change the venue of any such action or proceeding to any court located outside Los Angeles County, California.

     8.  Attorneys' Fees. In the event that any party hereto should bring any
         ---------------
action, suit,. arbitration or other proceedings against any other party hereto or its related individuals or entities, concerning any matter referred to herein, or contesting the validity of this Agreement, or attempting to rescind, negate, modify or reform this Agreement or any of the terms or provisions thereof, or to remedy, prevent or obtain relief from a breach of this Agreement, or arising out of a breach of this Agreement, the prevailing party shall recover all of such party's reasonable attorneys' fees incurred in each and every such action, suit, or other proceeding, including all appeals and petitions therefrom.

     9.  Counterparts. This Agreement may be executed in counterparts, all of
         ------------
which shall be construed as one document.

     10. Successors & Assigns. The provisions of this Agreement shall bind and
         --------------------
inure to the benefit of the parties and their respective trustees, heirs, beneficiaries, executors, administrators, officers, directors, partners, shareholders, employees, affiliates, representatives, agents, attorneys, accountants, successors and assigns.

     11. Severability. The invalidity or unenforceability of any particular
         ------------
provision of this Agreement shall not affect the other provisions, and this Agreement shall be construed in all respects as if any invalid or unenforceable provision were omitted. To the extent permitted by applicable law, the parties hereby waive any provision of law that renders any portion of this Agreement prohibited or unenforceable in any respect. To the extent any such provision should be omitted, the parties will negotiate in good faith to replace the stricken provision with a new provision reflecting the same allocation of benefits and burdens.

     12. California Law. The validity, construction and performance of this
         --------------
Agreement shall be governed by the laws, without regard to the laws as to choice or conflict of laws, of the State of California.

     13. Integration. The parties affirm and acknowledge that their respective
         -----------
signatures affixed hereto are given voluntarily and without coercion, undue influence, duress, or reliance on any representation extrinsic or collateral to the terms of this Agreement and that this Agreement supersedes and replaces any prior discussion, negotiation or proposal all of which are merged herein.

     IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed as of the date first written.


"REPUBLIC"

Republic Factors Corp-, a
  CALIF   corporation
  -------


By:____________________________
  its: ________________________


"YES"

YES Clothing Co., a
  California corporation


By:_____________________________
  its:__________________________



"MARCIANO"



________________________________
     Georges Marciano







     IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed as of the date first written.


"REPUBLIC"

Republic Factors Corp-, a
 ________ corporation



By:____________________________
  its: ________________________


"YES"

YES Clothing Co., a
  California corporation


By:_____________________________
  its:__________________________



"MARCIANO"



________________________________
     Georges Marciano








     IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed as of the date first written.


"REPUBLIC"

Republic Factors Corp-, a
  _______ corporation



By:____________________________
  its: ________________________


"YES"

YES Clothing Co., a
  California corporation


By:_____________________________
  its:__________________________



"MARCIANO"



________________________________
     Georges Marciano

WELLS FARGO BANK
Trade Services Division
Northern CaLifornia
525 Market Street, 25th Floor               EXHIBIT A
San Francisco, CA 94105
415-396-2858                                                          PAGE: 1



DATE OF ISSUE: JUNE 13, 1995        OUR IRREVOCABLE STANDBY CREDIT NO. NAS210772

                                    DATE OF EXPIRY: AUGUST 31, 1995
                                    PLACE OF EXPIRY: AT OUR ABOVE COUNTERS

APPLICANT:                          BENEFICIARY:
GEORGES MARCIANO                    REPUBLIC FACTORS CORP.
9465 WILSHIRE BLVD., STE. 700       1000 WILSHIRE BLVD., SUITE 400
BEVERLY HILLS, CALIFORNIA 90210     LOS ANGELES, CA 90017

                                    AMOUNT:    USD1,000,000.00
                                    ONE MILLION AND 00/100 UNITED STATES
                                    DOLLARS

WE HEREBY ESTABLISH IN YOUR FAVOR THIS CREDIT AVAILABLE WITH WELLS FARGO BANK, N.A., SAN FRANCISCO, CA BY PAYMENT OF YOUR DRAFT(S) AT SIGHT DRAWN ON WELLS FARGO BANK, N.A., SAN FRANCISCO, CA ACCOMPANIED BY:

YOUR SIGNED AND DATED STATEMENT WORDED AS FOLLOWS:

(1) "THE UNDERSIGNED, AN AUTHORIZED REPRESENTATIVE OF REPUBLIC FACTORS CORP., HEREBY CERTIFIES THAT THE ACCOMPANYING DRAFT DRAWN UNDER WELLS FARGO BANK, N.A. LETTER OF CREDIT NO. NAS210772 REPRESENTS INDEBTEDNESS, LIABILITIES OR OTHER OBLIGATIONS OWING TO REPUBLIC FACTORS CORP. UNDER OR IN CONNECTION WITH A FACTORING AGREEMENT BETWEEN REPUBLIC FACTORS CORP. AND YES CLOTHING CO. (OTHER THAN ANY INDEBTEDNESS ARISING FROM OBLIGATIONS FOR PURCHASES MADE BY YES CLOTHING CO. FROM ANY OTHER CONCERN FACTORED BY REPUBLIC FACTORS CORP.), WHICH REMAINS UNPAID AND OUTSTANDING, OR WHICH HAS BEEN PAID BUT WHICH PAYMENT (OR PORTION THEREOF REFLECTED BY THE DRAW) WAS PAID WITHIN NINETY (90) DAYS OF A PETITION FILED BY OR AGAINST YES CLOTHNG CO. UNDER THE BANKRUPTCY CODE OR THE MAKING OF AN ASSIGNMENT FOR THE BENEFIT OF CREDITORS."

PARTIAL DRAWINGS ARE PERMITTED. (MORE THAN ONE DRAFT MAY BE DRAWN AND PRESENTED UNDER THE LETTER OF CREDIT)

IF ANY INSTRUCTIONS ACCOMPANYING A DRAWING UNDER THIS LETTER OF CREDIT REQUEST THAT PAYMENT IS TO BE MADE BY TRANSFER TO AN ACCOUNT WITH US OR AT ANOTHER BANK, WE AND/OR SUCH OTHER BANK MAY RELY ON AN ACCOUNT NUMBER SPECIFIED IN SUCH INSTRUCTIONS EVEN IF THE NUMBER IDENTIFIES A PERSON OR ENTITY DIFFERENT FROM THE INTENDED PAYEE.

DOCUMENTS MUST BE PRESENTED TO US NO LATER THAN 5:00 P.M.

DRAFT(S) MUST INDICATE THE NUMBER AND DATE OF THIS CREDIT.

EACH DRAFT PRESENTED HEREUNDER MUST BE ACCOMPANIED BY THIS ORIGINAL CREDIT

WELLS FARGO BANK
Trade Services Division
Northern California
525 Market Street, 25th Floor
San Francisco, CA 94105
415-396-2858                                                              PAGE 2



THIS IS AN INTEGRAL PART OF LETTER OF CREDIT NUMBER: NAS210772



FOR OUR ENDORSEMENT THEREON OF THE AMOUNT OF SUCH DRAFT.

DOCUMENTS MUST BE FORWARDED TO US IN ONE PARCEL AND MAY BE MAILED TO WELLS FARGO BANK, N.A. INTERNATIONAL TRADE SERVICES DIVISION, 525 MARKET STREET, 25TH FLOOR, SAN FRANCISCO, CA 94105.

THIS CREDIT IS SUBJECT TO THE UNIFORM CUSTOMS AND PRACTICE FOR DOCUMENTARY CREDITS (1993 REVISION), INTERNATIONAL CHAMBER OF COMMERCE, PUBLICATION NUMBER 500 (THE 'UCP").

WE HEREBY ENGAGE WITH YOU THAT DRAFTS DRAWN UNDER AND IN COMPLIANCE WITH THE TERMS OF THIS LETTER OF CREDIT WILL BE DULY HONORED IF PRESENTED TO US AT OUR ABOVE OFFICE ON OR BEFORE AUGUST 31, 1995.

THIS LETTER OF CREDIT SETS FORTH IN FULL THE TERMS OF OUR UNDERTAKING, AND THIS UNDERTAKING SHALL NOT IN ANY WAY BE AMENDED OR AMPLIFIED BY, REFERENCE TO ANY DOCUMENT, INSTRUMENT OR AGREEMENT REFERRED TO HEREIN (INCLUDING WITHOUT LIMITATION THE FACTORING AGREEMENT BETWEEN REPUBLIC FACTORS CORP. AND YES CLOTHING CO.) EXCEPT THE UCP, AND ANY SUCH REFERENCE SHALL NOT BE DEEMED TO INCORPORATE HEREIN BY REFERENCE ANY SUCH DOCUMENT, INSTRUMENT OR AGREEMENT EXCEPT THE UCP.

WITHOUT LIMITING THE GENERALITY OF THE FOREGOING, OUR OBLIGATION UNDER THIS LETTER OF CREDIT IS INDEPENDENT FROM THE OBLIGATIONS OF ANY PARTY UNDER SAID FACTORING AGREEMENT.

NO AMENDMENT OF SAID FACTORING AGREEMENT, SHALL IMPAIR OR AFFECT IN ANY WAY OUR OBLIGATION TO HONOR YOUR DRAFTS DRAWN UNDER AND IN COMPLIANCE WITH THE TERMS OF THIS LETTER OF CREDIT. NO DEFENSE OR CLAIM OF ANY PARTY UNDER SAID FACTORING AGREEMENT AND NO BANKRUPTCY OR INSOLVENCY OF YES CLOTHING CO. SHALL IMPAIR OR AFFECT OUR OBLIGATION TO HONOR YOUR DRAFTS DRAWN UNDER AND IN COMPLIANCE WITH THE TERMS OF THIS LETTER OF CREDIT, EXCEPT TO THE EXTENT THAT APPLICABLE LAW OR AN ORDER OF A COURT OF COMPETENT JURISDICTION PROVIDES OTHERWISE.

                                          WELLS FARGO BANK, N.A.


                                          _________________________
                                           (AUTHORIZED SIGNATURE)